UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2014

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File (Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 28, 2014, Pfizer Inc. (the “Company”) issued an announcement (the “Announcement”) pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers disclosing, among other things, that (a) the Company previously submitted a preliminary, non-binding indication of interest (the “Proposal”) to the Board of Directors of AstraZeneca plc (“AstraZeneca”) regarding a possible merger transaction with AstraZeneca; (b) after limited high-level discussions regarding the Proposal, AstraZeneca declined to pursue negotiations, the discussions were discontinued on January 14, 2014 and the Company then ceased to consider the possible transaction; (c) in light of recent market developments, the Company contacted AstraZeneca on April 26, 2014 seeking to renew discussions, but AstraZeneca again declined to engage; and (d) the Company is currently considering its options with respect to AstraZeneca. A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

On April 28, 2014 and following the Announcement, the Company made available to its employees the following letters, each of which is incorporated by reference into this Item 7.01:

•	a letter to all Company employees, a copy of which is attached hereto as Exhibit 99.2;

•	a letter to the Company’s Global Innovative Pharma employees, a copy of which is attached hereto as Exhibit 99.3;

•	a letter to the Company’s Global Established Pharma employees, a copy of which is attached hereto as Exhibit 99.4; and

•	a letter to the Company’s Vaccines, Oncology and Consumer Healthcare employees, a copy of which is attached hereto as Exhibit 99.5.

On April 28, 2014 and following the Announcement, the Company made available to its investors and the general public a slide presentation relating to the analyst and investor conference calls and webcasts to be held on April 28, 2014 (the “Investor Presentation”), discussing the Announcement. A copy of the Investor Presentation is attached hereto as Exhibit 99.6 and is incorporated by reference into this Item 7.01.

On April 28, 2014 and following the Announcement, the Company posted the following items on the website that is being maintained at www.pfizerupdate.com, or as otherwise made available, in connection with the Announcement:

•	a video interview with Mr. Ian Read, Chairman and CEO of the Company, addressed to the Company’s employees, a transcript of which is attached hereto as Exhibit 99.7 and is incorporated by reference into this Item 7.01;

•	a video interview with Mr. Ian Read, Chairman and CEO of the Company, addressed to the public, a transcript of which is attached hereto as Exhibit 99.8 and is incorporated by reference into this Item 7.01;

•	the Announcement; and

•	the Investor Presentation.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 (except insofar as such information is also set forth under Item 8.01 below) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Information

As described in Item 7.01 above, on April 28, 2014, the Company issued the Announcement disclosing, among other things, that (a) the Company previously submitted a preliminary, non-binding indication of interest to the Board of Directors of AstraZeneca regarding a possible merger transaction with AstraZeneca; (b) after limited high-level discussions regarding the Proposal, AstraZeneca declined to pursue negotiations, the discussions were discontinued on January 14, 2014 and the Company then ceased to consider the possible transaction; (c) in light of recent market developments, the Company contacted AstraZeneca on April 26, 2014 seeking to renew discussions, but AstraZeneca again declined to engage; and (d) the Company is currently considering its options with respect to AstraZeneca. A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Rule 2.4 Announcement, dated April 28, 2014.

99.2	Letter to the Company’s employees, dated April 28, 2014.

99.3	Letter to the Company’s Global Innovative Pharma employees, dated April 28, 2014.

99.4	Letter to the Company’s Global Established Pharma employees, dated April 28, 2014.

99.5	Letter to the Company’s Vaccines, Oncology and Consumer Healthcare employees, dated April 28, 2014.

99.6	Investor slide presentation, dated April 28, 2014.

99.7	Transcript of the video interview with Mr. Ian Read, Chairman and CEO of the Company, made available to Company employees on April 28, 2014.

99.8	Transcript of the video interview with Mr. Ian Read, Chairman and CEO of the Company, made available to the public on April 28, 2014.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:	/s/ Atiba D. Adams
Atiba D. Adams Vice President, Corporate Secretary & Chief Governance Counsel

Dated: April 28, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rule 2.4 Announcement, dated April 28, 2014.

99.2	Letter to the Company’s employees, dated April 28, 2014.

99.3	Letter to the Company’s Global Innovative Pharma employees, dated April 28, 2014.

99.4	Letter to the Company’s Global Established Pharma employees, dated April 28, 2014.

99.5	Letter to the Company’s Vaccines, Oncology and Consumer Healthcare employees, dated April 28, 2014.

99.6	Investor slide presentation, dated April 28, 2014.

99.7	Transcript of the video interview with Mr. Ian Read, Chairman and CEO of the Company, made available to Company employees on April 28, 2014.

99.8	Transcript of the video interview with Mr. Ian Read, Chairman and CEO of the Company, made available to the public on April 28, 2014.

5